Corporate Overview

APRIL 2005

One trait that is
common to all
our products and
businesses.

HIGH PERFORMANCE

FEBRUARY 2005

FIRST IN FLIGHT – 100 YEARS
2005 – 76TH ANNIVERSARY

Curtiss-Wright Overview

Strategically focused, multinational provider of highly engineered products and services

Strong positions in diversified, profitable niche markets built upon:

Engineering and technological leadership

Strong customer relationships

Strong base comprised of 3 business segments

Flow Control

41%

Motion Control

41%

Metal Treatment

18%

FEBRUARY 2005

Highly Engineered Products

FEBRUARY 2005

Market Leader

FEBRUARY 2005

1999

2000

2001

2002

2003

2004

2005

Est

1999

2000

2001

2002

2003

2004

2005

Est

$293

$330

$343

$513

$746

$955

Growing Sales and Profits

SALES

OPERATING INCOME

One of America’s top 200 Small Companies – Forbes Magazine (1999-2002)

Top 100 Hot Growth Companies – Business Week (2002)

Top 30 Aerospace Businesses Ranked by Operating Margin – Flight International (2002)

+27% 5-Year CAGR

($ in millions)

($ in millions)

$43

$48

$47

$61

$89

$111

+21% 5-Year CAGR

$1,050-
1,100

$130-138

FEBRUARY 2005

1999

2000

2001

2002

2003

2004

2005 Est

$1.67

$1.86

$1.99

$2.00

$2.50

$3.02

Earnings Per Share*

(Split Adjusted)

+13% 5-Year CAGR

*  2000-2002 Normalized to exclude the effects of environmental insurance settlements, post-retirement costs, consolidation costs, gains related to post- retirement medical benefits, recapitalization costs and gains on asset sales.

$3.24 –
$3.45

FEBRUARY 2005

Diversification

Increased presence in
defense markets

Increased presence in
embedded computing
market

Leading position in
commercial aerospace

Global reach limits
exposure to domestic
markets

Defense

47%

Automobile

8%

Commercial

11%

Oil & Gas

10%

General

7%

Commercial

17%

Industrial

Power

Aerospace

FEBRUARY 2005

Business Segments

FEBRUARY 2005

1999

2000

2001

2002

2003

2004

1999

2000

2001

2002

2003

2004

$6,082

$10,276

$10,703

$20,693

$39,991

$64,965

$97,486

$98,257

$172,455

$388,139

Flow Control Segment

SALES

Business Units……

Employees…………

Sales / EE…………..

OPERATING INCOME

MARKETS SERVED

Operating Income ($000)

11.5%

9.4%

10.5%

10.9%

12.0%

11.7%

Operating Margin

+43% 5-year CAGR

2004

$341,271

$44,651

Commercial
Power
61%

Defense-
Navy
39%

1998

Defense-
Navy
49%

Oil &
Gas
21%

Commercial
Power
26%

Automotive
2%

Product Portfolio: Marine Propulsion Pumps &
Valves, Electronic Systems, Commercial Power,
Commercial Oil & Gas

General
Industrial
2%

266

2,070

2

14

1998

2004

$  143,000

$  216,000

FEBRUARY 2005

Flow Control - Products

Engineered control & relief valves

FCCU, coker, butterfly valves

Engineered pumps & drives

Nuclear/non-nuclear instrumentation & control
systems

Aircraft carrier flight critical components

Electromagnetic drive & propulsion system

Process Safety Management software

Nova - Nuclear power components

Trentec - Power equipment fabrication and
qualification

Groquip - Oil processing valves

GMBU - Naval propulsion pumps

1998

2003

2004

Engineered control and relief valves

FEBRUARY 2005

Expanded new markets
with related products

Expanded technical
content into electronic
controls

Expanded into the
process industry

Strategy

Flow Control

FEBRUARY 2005

$12,446

$15,463

$19,219

$29,579

$30,350

11.4%

12.7%

14.0%

12.2%

10.0%

11.6%

$124,155

$126,771

$137,103

$233,437

$265,905

Motion Control Segment

SALES

OPERATING INCOME

MARKETS SERVED

+26% 5-Year CAGR

Operating Income ($000)

Operating Margin

2004

$388,575

$44,903

Commercial
Aerospace
84%

1998

Commercial
Aerospace
28%

Defense-
Land
29%

Defense-
Aerospace
33%

General
Industrial
10%

Defense-
Aerospace
14%

General
Industrial
2%

Product Portfolio: Embedded Computing,
Integrated Sensing and Engineered Systems

1999

2000

2001

2002

2003

2004

1999

2000

2001

2002

2003

2004

FEBRUARY 2005

1998

2004

Business Units……

3

15

Employees…………

662

1,942

Sales / EE…………..

$

158,000

$

194,000

Motion Control - Products

Secondary flight control actuation systems

Component overhaul and logistics support

Secondary flight control actuation systems and
component overhaul  & logistics support

Electro-mechanical aiming and stabilization
systems

Military fire control systems

Position sensors & control electronics

Power conversion products & embedded
computing

Dy 4 - Embedded Computing

Primagraphics – Embedded Computing

Synergy – Embedded Computing

1998

2003

2004

FEBRUARY 2005

Motion Control

Expand control technology
from mechanical to electro-
mechanical to electronics

Evolve from dependence on
commercial aerospace
market to service defense
and industrial markets

Strategy

FEBRUARY 2005

2004

$23,551

$23,502

$19,513

$14,403

$19,055

15.9%

22.6%

22.3%

18.1%

13.4%

13.7%

$104,143

$105,318

$107,807

$107,386

$138,895

Metal Treatment Segment

SALES

OPERATING INCOME

MARKETS SERVED

+11% 5-Year CAGR

Operating Income ($000)

Operating Margin

$178,324

$28,279

1998

General
Industrial
17%

Automotive
29%

Aerospace
45%

Power
3%

Process
6%

Product Portfolio: Shot Peening, Peen Forming,
Laser Peening, Specialty Coatings, Heat Treating

General
Industrial
19%

Automotive
31%

Aerospace
10%

Commercial
Aerospace
35%

Oil & Gas
3%

Power
2%

1999

2000

2001

2002

2003

2004

1999

2000

2001

2002

2003

2004

FEBRUARY 2005

1998

2004

Business Units……

36

56

Employees…………

1,075

1,603

Sales / EE…………..

$

98,000

$

112,000

Metal Treatment - Services

Shot peening

Peen forming

Heat treating

Special valves

Shot peening

Peen forming

Heat treating

Special valves

Laser peening

Coating applications

Anodizing / chemical milling

Evesham – Coatings

Everlube – Coatings

1998

2003

2004

FEBRUARY 2005

Strategy

Metal Treatment

Increase market share by
adding appropriate plant
sites

Add new coatings
services to business
portfolio

Introduce new laser
technology to shot
peening services

FEBRUARY 2005

Major Markets

FEBRUARY 2005

2005 Estimated Sales: $525M

Navy

Pumps, valves &
electronic systems

Submarine & aircraft
carrier

Jet fuel pumping
system retrofit

Advanced Naval
Propulsion technology

Army

Electromagnetic (EM)
Gun

Flow Control

DEFENSE SECTORS

Defense Market

Aerospace

32%

Ground

Vehicles

25%

Navy

43%

Aerospace

Embedded systems,
position sensors,
actuation and electronic
controls

F/A-22 Raptor, V-22
Osprey, Joint Strike
Fighter & Global Hawk

Ground Vehicles

Electronic controls,
aiming & stabilization
systems, embedded
systems and position
sensors

Abrams & Bradley tanks

Future Combat Systems

Motion Control

FEBRUARY 2005

Space Based

Rocket

Helicoptor

Aircraft

Bombers

UAV

Light Armoured

Armoured

Surface Ships

Submarines

Torpedoes & Decoys

Amphibious

M-5 Rocket
Hera
BA-2

Space Station
Shuttle
JEM

Seawolf
Collins
Los Angeles
NSSN

Mk-30
43X2
TP2000

LCAC
AAAV

Commanche
Sky Guardian 2000
Cobra
Apache
Sea King
ATIC

Global Hawk
Tier II+
Predator
LOROPS
UCAV

FCS
LAV-Recce
Warrior
HMMWV-ITAS

M1A2
Bradley-IBAS
FOX
Grizzly
Wolverine

B-2
B-52

JSF
F-22
F-16
F-15
F/A-18
Hawk
Tornado

U2R
AV-8B
EA-6B
C-130
P3C
Harrier
F-117

CTT
GBR
JORN
SMART-T
APX-100
UPZ-27
SeaVue

SLQ-32
Type 23 Frigate
MK45 Gun System
Typhoon
EOS-400
LPD-17

Communication
  & Radar

Embedded Systems Markets

FEBRUARY 2005

24%

15%

18%

9%

34%

Military

Medical

Industrial Control

Communications

Other

Embedded Computing Overview

Core market is the $1.5B Defense segment

Established leadership position with
outsourcing prime

Continued outsourcing by the primes
(US & Europe)

Leverage technology into high-end medical
and industrial control markets

C-W targets Military, Medical & Industrial segments

Worldwide Embedded Systems Market $4.5bn

Curtiss-Wright is Transforming the

Embedded Computing Landscape

Subsystems

Global Hawk UAV
 mission computers and
sensor management

Bradley Tank gunner
control electronics

Stryker weapon autoloader
controls & turret electronics

Modular Solutions

F-22 - SBCs

F-15 - digital interrogation
system cards

Sentinel Radar
- DSP & SBCs

Six acquisitions since 2003

Revenue run rate $200M

90% military, 10% commercial markets

Accelerated strategic integration

Global presence leverages CW branding

Fully rebranded, single sales channel, R&D aligned

Diverse customer base ad platforms

5 largest programs generate <25% annual revenues

Fully Integrated, Interoperable Products

FEBRUARY 2005

SALES SEGMENTATION

Commercial Aerospace Markets

Airbus:
A300, A318, A319, A320,
A321, A330, A340, A380

Boeing:
B727, B737, B747, B757,
B767, B777, B787

2005 Estimated Sales: 185M

Flight control and
utility actuation
components &
integrated systems

Position sensors,
flight recorders,
power supplies and
fire detection
systems

Component repair
& overhaul services
to the global airline
industry

Metal Treatment

Shot Peening –
structural
components, turbine
engines and fan
blades

Shot Peen Forming –
wing skins

Specialty Coatings –
structural components

Laser Peening –
turbine engines and
fan blades

Motion Control

OEM
46%

Metal
Treatment
37%

Repair &
Overhaul
17%

FEBRUARY 2005

Laser Peening

Uniquely positioned as the world-leader in laser peening
technology and commercial production

New market opportunities for laser peening services, such as aerospace wing parts, highly stressed gears, medical implants, and applications in oil & gas

FEBRUARY 2005

Metal Treatment

Automotive,
commercial power,
oil and gas, heavy
Industrial, medical

Motion Control

Stabilization
systems for high-
speed trains

Electronic sensors
for industrial
applications

Industrial Markets

SALES SEGMENTATION

Motion

Control

12%

Metal

Treatment

29%

Flow Control

59%

General
Industrial

19%

Oil & Gas

27%

Auto

22%

Commercial

Power

32%

Commercial power
pumps, valves and
electronic control
systems

Flow Control

2005 Estimated Sales: $370M

FEBRUARY 2005

SALES ($ millions)

2001

2002

2003

2004

2005E

$35

$47

$74

$122

Industrial Power Generation

2005 Estimated Sales: $122M

Plant life extensions: U.S.

New plant construction: Asia

Domestic plant restarts: Browns Ferry

Worldwide increase demand for power

Expanded product lines: valves, pumps, services

$105

37% 4-Year CAGR

FEBRUARY 2005

Industrial Oil & Gas

2005 Estimated Sales: $114M

New Products:

Coke drum deheading valve

Process Safety Management (PSM) software solutions

Pilot-operated valves

Expanded butterfly valve products

Plant upgrades

2001

2002

2003

2004

2005E

$34

$91

$114

35% 4-Year CAGR

SALES ($ millions)

$56

$81

FEBRUARY 2005

DeltaGuard® Coker Valve

Revolutionary valve technology for oil refining industry

Totally automated and sealed system dramatically improves
safety

Significantly reduces maintenance costs and increases
throughput

Enables processing of cheaper grades of crude oil

Intellectual property patent

Traditional Valves

Curtiss-Wright DeltaGuard® Coker Valve

FEBRUARY 2005

76 Years NYSE: CW, CW.B

Established Leader in Niche Markets

Technology

Market Position

Competitive Cost Structure

Diversified Business Plan

Proven Ability to Grow Profitably

Successful Integration of Acquisitions

Future Outlook

In Sum: A Solid Investment

FEBRUARY 2005

Safe Harbor Statement

Forward-looking statements in this document are made pursuant to the Safe
Harbor provisions of the Private Securities Litigation Reform Act of 1995.
Such forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied.  Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof.
Such risks and uncertainties include, but are not limited to: unanticipated environmental remediation expenses or claims; a reduction in anticipated orders; an economic downturn; changes in the need for additional machinery and equipment and/or in the cost for the expansion of the Corporation’s operations; changes in the competitive marketplace and/or customer requirements; an inability to perform customer contracts at anticipated cost levels; and other factors that generally affect the business of aerospace, marine, and industrial companies.  Please refer to the Company’s SEC filings under the Securities and Exchange Act of 1934, as amended, for further information.

FEBRUARY 2005

Thank you

For more information,
visit: www.curtisswright.com